Waddell & Reed Advisors Funds

Supplement dated July 29, 2016 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 29, 2016, as amended June 8, 2016

The following replaces the third paragraph in the “Principal Investment Risks” section for Waddell & Reed Advisors Cash Management on page 33:

The Fund will operate as a retail money market fund beginning on or about October 14, 2016. At such time, only accounts beneficially owned by natural persons may be invested in the Fund. Other accounts must redeem their investment in the Fund or the Fund, pursuant to relief granted by the SEC, hereby notifies investors that it will redeem such accounts beginning on or about October 13, 2016. Neither the Fund nor WRIMCO will be responsible for any loss of income in an investor’s account resulting from an involuntary redemption. Effective August 1, 2016, new accounts in the Fund established directly or through third party intermediaries other than those beneficially owned by natural persons may no longer be opened, except that new accounts in the Fund established as part of a Managed Allocation Portfolio or Strategic Portfolio Allocation program through Waddell & Reed, Inc. may be opened until October 3, 2016.

The following is added before the fifth paragraph in the “Principal Investment Risks” section for Waddell & Reed Advisors Cash Management on page 33:

Effective October 14, 2016, the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

The following is added as the final paragraph in the “Purchase and Sale of Fund Shares” section for Waddell & Reed Advisors Cash Management on page 35:

The Fund will operate as a retail money market fund beginning on or about October 14, 2016. At such time, only accounts beneficially owned by natural persons may be invested in the Fund. Other accounts must redeem their investment in the Fund or the Fund, pursuant to relief granted by the SEC, will redeem such accounts beginning on or about October 13, 2016. Neither the Fund nor WRIMCO will be responsible for any loss of income in an investor’s account resulting from an involuntary redemption. Effective August 1, 2016, the Fund will not open new accounts that are not beneficially owned by natural persons, except that the Fund will open new accounts that are established as part of a Managed Allocation Portfolio or Strategic Portfolio Allocation program through Waddell & Reed, Inc. until October 3, 2016.

The following is added after the final paragraph in the “Your Account — Buying Shares” section on page 66:

Purchase Restrictions for Waddell & Reed Advisors Cash Management

The Fund will operate as a retail money market fund beginning on or about October 14, 2016. At such time, only accounts beneficially owned by natural persons may be invested in the Fund. Examples of accounts beneficially owned by natural persons include accounts owned by individuals who have been issued a social security number, individuals holding accounts through omnibus accounts and natural persons investing through tax-advantage accounts and trusts. Other accounts must redeem their investment in the Fund or the Fund, pursuant to relief granted by the SEC, will redeem such accounts beginning on or about October 13, 2016. Neither the Fund nor WRIMCO will be responsible for any loss of income in an investor’s account resulting from an involuntary redemption. Effective August 1, 2016, the Fund will not open new accounts that are not beneficially owned by natural persons, except that the Fund will open new accounts that are established as part of a Managed Allocation Portfolio or Strategic Portfolio Allocation program through Waddell & Reed, Inc. until October 3, 2016.

The second sentence of the third bullet point in the “Your Account — Selling Shares — When you place an order to sell shares” section on pages 67-68 is deleted.

The following is added before the “Your Account — Selling Shares — Telephone Transactions” section on page 69:

Limitations on Redemptions of Waddell & Reed Advisors Cash Management Fund

The SEC has implemented a number of requirements, including liquidity fees and temporary redemption gates, for money market funds based on the amount of Fund assets that are “weekly liquid assets,” which generally includes cash, direct obligations of the U.S. government, certain other U.S. government or agency securities and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Fund has adopted policies and procedures that permit the Fund to impose liquidity fees on redemptions and/or temporarily suspend redemptions (“gating”) beginning on October 14, 2016. Pursuant to these policies and procedures, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions, if the Board, including a majority of the Independent Trustees, determines that the fee or suspension of redemptions is in the best interests of the Fund. The Fund may not suspend redemptions for more than 10 business days in any 90-day period. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a liquidity fee of 1% of the value of the shares redeemed unless the Board, including a majority of the

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Independent Trustees, determines that imposing such a fee is not in the best interests of the Fund or that a lower or higher fee level (not to exceed 2% of the value of the shares redeemed) is in the best interests of the Fund. Such a fee would remain in effect until weekly liquid assets increase to 30% or more of the Fund’s total assets or the Board, including a majority of the Independent Trustees, determines that the fee is no longer in the best interests of the Fund. All liquidity fees payable by shareholders of the Fund would be payable to the Fund and could offset any losses realized by the Fund when seeking to honor redemption requests during times of market stress. The Fund expects to treat such liquidity fees as not constituting income to the Fund. If liquidity fees are imposed or redemptions are temporarily suspended, the Fund will notify shareholders on the Fund’s website or by press release. In addition to identifying the Fund, such notifications will include the Fund’s percentage of total assets invested in weekly liquid assets, the time of implementation of the liquidity fee and/or redemption gate and details regarding the amount of the liquidity fee.

A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Although there is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, it is anticipated at this time that a liquidity fee will have no tax effect for the Fund. As the tax treatment will likely be the subject of future guidance issued by the Internal Revenue Service (IRS), the Fund will re-visit the applicable tax treatment of liquidity fees when they are received.

The Fund may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate the Fund, as provided in the 1940 Act and the rules and regulations thereunder. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.

If the Fund’s weekly liquid assets fall below 10% of its assets on a business day, the Fund may cease honoring redemptions and liquidate at the discretion of the Board, including a majority of the Independent Trustees. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.

Involuntary Redemptions of Waddell & Reed Advisors Cash Management

The Fund will operate as a retail money market fund beginning on or about October 14, 2016. At such time, only accounts beneficially owned by natural persons may be invested in the Fund. Other accounts must redeem their investment in the Fund or the Fund, pursuant to relief granted by the SEC, will redeem such accounts beginning on or about October 13, 2016. Neither the Fund nor WRIMCO will be responsible for any loss of income in an investor’s account resulting from an involuntary redemption.

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